FINANCIAL EXPENSE, NET (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Financial income:
Revaluation of liabilities presented at fair value	$ (63)
Exchange rate differences	(22)	(109)
Total financial income	(85)	(109)
Financial expenses:
Interest	29	97
Exchange rate differences	75
Revaluation of liabilities presented at fair value		329
Convertible debt inducement expenses		108
Accretion of contingent payment obligation	66	132
Total financial expenses	170	666
Financial expense, net	$ 85	$ 557